Exhibit 99.1

 LIPELLA PHARMACEUTICALS INC.

LETTER FROM THE CEO

Dear Fellow Stockholders:

Over the past few days, I have received many calls, texts, and emails asking questions about our status.  In a genuine effort to keep stockholders up to date, I have reproduced the majority of questions received, along with responses so that all stockholders can understand where the Company currently stands and its current prospects and plans.

1. Why was Lipella delisted from Nasdaq?

Nasdaq determined that certain private placement transactions completed between December 2024 and March 2025 did not comply with Listing Rules 5100 (public interest concern), 5635 (stockholder approval), and 5640 (voting rights). Specifically, Nasdaq cited the issuance of Series C voting convertible preferred stock and warrants to the Company’s placement agent and advisor as partial compensation for services rendered during these offerings ultimately requiring stockholder approval as the reason for such determination. Despite our prompt and diligent efforts to address the staff’s concerns, including steps to quickly obtain stockholder approval, the Nasdaq Hearings Panel elected to delist the Company’s common stock.

2. Is the Company appealing the decision or pursuing reinstatement?

Given the finality of the Panel’s decision, we are now focused on forward-looking solutions — specifically, relisting our shares on perhaps another national exchange where we can provide the best liquidity and investor access. We are assessing all options.

3. Where are Lipella’s shares currently traded?

As of June 19, 2025, Lipella’s common stock is quoted on the OTC Pink Market1 under the symbol LIPO. The Company remains a fully reporting public entity with continued SEC filings and investor disclosures. The Company’s commitment to full and transparent filings in keeping with its past filing disciplines will not change.

4. What steps is Lipella taking to relist on a national exchange?

We are actively exploring relisting options on all national exchanges. We intend to submit an initial listing application as soon as possible and will provide stockholder updates as we progress and in conformity with such exchange’s rules. Our management team is working with legal counsel and other trusted advisors to assess the most efficient path forward. We are committed to a relisting that aligns with our strategic goals and delivers long-term value to stockholders.

5. How has the delisting impacted your clinical programs?

Our clinical operations remain unaffected. We are continuing to execute on our core development programs, LP-10 for hemorrhagic cystitis and LP-310 for oral lichen planus, both of which address diseases with significant unmet medical need. The delisting has had no impact on our research, clinical staffing, or development timelines.

 1 Effective July 1, 2025, the OTC Pink market will be known as the OTCID.

6. Can you provide a pipeline update?

Yes. Lipella has two de-risked lead programs targeting underserved markets with significant commercial potential. LP-310, our lead clinical candidate, is in development for oral lichen planus (OLP), a chronic and painful inflammatory condition affecting the mucosal tissues of the mouth. There are currently no FDA-approved treatments and no known topical therapies in late-stage development for OLP. In May 2025, we presented statistically significant safety and efficacy data from the first two cohorts of our Phase 2a trial. These results showed strong clinical and patient-reported improvements in pain, ulceration, and disease severity, with no systemic exposure and a favorable safety profile.

Our second program, LP-10, is in development for hemorrhagic cystitis, another condition with limited therapeutic options. Both programs are supported by Lipella’s in-house chemistry, manufacturing, and controls (CMC) capabilities, which provide us with supply chain flexibility and development speed.

7. What are your upcoming clinical or regulatory milestones?

We expect to report final topline data from the fully enrolled Phase 2a trial of LP-310 in the second half of 2025. The positive data presented to date support LP-310’s potential as a first-in-class topical therapy for OLP. For LP-10, we are continuing development and preparing for additional regulatory interactions. Both programs are advancing on timelines consistent with our broader strategy and commercial readiness goals.

8. What is your financial position and cash runway?

Lipella remains operationally sound. We maintain prudent fiscal oversight and continue to fund our key priorities. Specific cash position details are disclosed in our most recent SEC filings, and we are capitalized to support current development programs.

9. Did the delisting result from financial instability?

No. The delisting was not related to financial distress or business performance. It stemmed from Nasdaq’s conclusions based on its review of certain listing rules several months after the transactions closed and finding that placement agent compensation associated with those financings that was made in securities rather than cash did not fully conform to those rules’ specifications. Lipella remains fundamentally strong, both operationally and clinically and the delisting did not impact that.

10. Will you need to raise capital in the near term?

As with all development-stage biotech companies, we continually evaluate our capital needs based on clinical progress. Any future financings will be structured strategically to minimize dilution and support a national exchange relisting.

11. Will a reverse split be necessary?

If required to meet price-based criteria for a national exchange or for other reasons that will be in our stockholders’ best interests, a reverse stock split may be considered. We currently expect that such a step would only be undertaken in conjunction with a relisting plan that delivers meaningful benefits to stockholders.

12. What considerations will go into pursuing one national exchange versus another?

We will choose an exchange that provides the most viable path for clinical-stage biotech companies with strong fundamentals. We will look for a platform that is known for supporting early-stage innovation and provides robust liquidity and visibility. We will select an exchange that is well-aligned with our next phase of growth.

13. What is your message to investors?

While we are disappointed with Nasdaq’s decision, Lipella’s underlying business remains strong. We are advancing meaningful therapies through the clinical program previously outlined, maintaining full SEC compliance, and actively pursuing relisting. Our mission, leadership team, and long-term strategy remain unchanged.

14. How are you communicating with stockholders during this transition?

We will continue to issue regular press releases, file all required SEC disclosures, and engage investors directly. We are also evaluating investor conferences and calls to provide real-time updates and transparency.

Sincerely,

Jonathan Kaufman

CEO

Forward-Looking Statements for Lipella Pharmaceuticals Inc.:

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including, without limitation, those related to the anticipated developments of the Company’s product candidates and the Company’s plans to relist its common stock, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, without limitation, risks related to the Company’s product candidates and ability to relist its common stock, and other risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this communication, except as required by applicable law.